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                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

             AMERICAN GROWTH SERIES AND AMERICAN GROWTH SERIES - I
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED AUGUST 14, 2006
                        TO PROSPECTUS DATED MAY 1, 2006
              AND PROSPECTUSES DATED MAY 1, 2000 (AS SUPPLEMENTED)

This supplement describes changes to American Growth Series and American Growth Series - I variable annuity Contracts issued by New England Life Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the Prospectus dated May 1, 2006 and the Prospectuses dated May 1, 2000 (as supplemented) for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 501 Boylston Street, Boston, MA 02116 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

INVESTMENTS OF THE VARIABLE ACCOUNT

In the third paragraph of the sub-section titled "Certain Payments We Receive with Regard to the Eligible Funds," please replace the next-to-last sentence with the following:

"The payments are deducted from assets of the Eligible Funds and are paid to our distributor, New England Securities Corporation."

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:                                           Telephone: (800) 435-4117
New England Securities Corporation
501 Boylston Street
Boston, MA 02116